Supplement dated March 26, 2021
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Funds Series Trust II
Columbia Global Equity Value Fund	Prospectus and Summary Prospectus: 7/1/2020 SAI: 3/1/2021
Effective on or about June 9, 2021, the Fund’s name will change to Columbia Global Value Fund. Accordingly, effective on such date, all references in the Prospectus, Summary Prospectus and SAI to Columbia Global Equity Value Fund are deleted and replaced with Columbia Global Value Fund.
Shareholders should retain this Supplement for future reference.
SUP145_02_005_(03/21)